As filed with the Securities and Exchange Commission on May 19, 2000.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 17, 2000



                           Petco Animal Supplies, Inc.
             (Exact name of registrant as specified in its charter)




    Delaware                    000-23574                         33-0479906
(State or other               (Commission                     (I.R.S. Employer
 jurisdiction                 File Number)                   Identification No.)
of incorporation)




                  9125 Rehco Road, San Diego, California 92121
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (858) 453-7845

                                   Page 1 of 5
                             Exhibit Index on Page 5

         This Current Report on Form 8-K is filed by Petco Animal Supplies, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5.  Other Events.

         On May 17, 2000,  the Company  entered  into an  Agreement  and Plan of
Merger  (the  "Merger   Agreement"),   dated  as  of  May  17,  2000,   with  BD
Recapitalization Corp., a Delaware corporation ("MergerSub").

         Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"). In connection with the Merger, each issued and outstanding share of the Company's common stock, par value $.0001 per share ("Company Common Stock"), other than (i) certain shares of Company Common Stock retained by certain members of the Company's management, (ii) treasury shares and shares of Company Common Stock owned by MergerSub or by any of the Company's subsidiaries and (iii) shares held by dissenting stockholders in accordance with Delaware law, will be converted into the right to receive $22.00 in cash.

         Consummation of the Merger is subject to customary closing conditions, including stockholder approval, receipt of regulatory and other approvals and the completion of financing. The Company currently expects that the Merger will be consummated during the fall of 2000.

         On May 17, 2000, the Company entered into an amendment (the "Rights Agreement Amendment") to its Rights Agreement, dated as of September 14, 1998, by and between the Company and American Stock Transfer and Trust Company, as Rights Agent, to, among other things, provide that the rights shall not become exercisable as a result of the Merger Agreement or the Merger.

         The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Rights Agreement Amendment, copies of which are attached hereto as
Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference.

         On May 17, 2000, the Company issued a press release announcing the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.
    --------

2.1 Agreement and Plan of Merger, dated as of May 17, 2000, by and between Petco Animal Supplies, Inc. and BD Recapitalization Corp.

99.1 Amendment, dated as of May 17, 2000, to the Rights Agreement, dated as of September 14, 1998, by and between Petco Animal Supplies, Inc. and American Stock Transfer and Trust Company, as Rights Agent, as heretofore amended.

99.2 Press Release, dated May 17, 2000, issued by Petco Animal Supplies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             May 19, 2000           Petco Animal Supplies, Inc.


                                         By: /s/  JAMES M. MYERS
                                             ----------------------------
                                             James M. Myers
                                             Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                                                 Page
----------                                                                  ----

2.1 Agreement and Plan of Merger, dated as of May 17, 2000, by and between Petco Animal Supplies, Inc. and BD Recapitalization Corp.

99.1 Amendment, dated as of May 17, 2000, to the Rights Agreement, dated as of September 14, 1998, by and between Petco Animal Supplies, Inc. and American Stock Transfer and Trust Company, as Rights Agent, as heretofore amended.

99.2      Press Release, dated May 17, 2000, issued by Petco Animal
          Supplies, Inc.